Exhibit 32(2)

Certification of Periodic Financial Report
Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

     I, Vincent McDonnell, Chief Financial Officer of CanArgo Energy Corporation, hereby certify that the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of CanArgo Energy Corporation.

Date: August 19, 2003	/s/ Vincent McDonnell
Vincent McDonnell Chief Financial Officer

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